EX-3.1

ROSS MILLER
Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
	Filed in the office of	Document Number
	/s/ Ross Miller	20070880166-98
Filing Date and Time 12/28/2007 8:57 AM
Ross Miller Secretary of State State of Nevada
Entity Number E0882072007-4
Articles of Incorporation (PURSUANT TO NRS 78)

   USE BLACK INK ONLY - DO NOT HIGHLIGHT                                                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	National Automation Services, Inc.

2.	Resident Agent Name and Street Address: (must be Nevada address) where process may be served).	Robert Chance
Name

		2053 Pabco Road		Henderson, NV 89011	Nevada
		(MANDATORY) Physical Street Address		City		Zip Code

		(OPTIONAL) Mailing Address		City	State	Zip Code

3.	Shares: (number of shares corporation is authorized to Issue)	Number of shares with	Par value		Number of shares without par
		par value: 40,175,082	per share:	$.001	value:	None

4.	Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age: attach additional page if more than 3 directors/trustees)	1.	Robert Chance
Name
		384 Desert Cove		Henderson	NV	89012
		Street Address		City	State	Zip Code

		2.	Jody R. Hanely
Name

		2559 Daywood Street		North Las Vegas	NV	89031
		Street Address		city	State	zip Code

		3.	Manuel Ruiz
Name

		31Tidwel		Henderson	NV	89074
		Street Address		City	State	Zip Code

5.	Purpose: (optional;	The purpose of the Corporation shall be:
	see instructions)	n/a

6.	Name, Address and	Robert Chance	/s/ Robert Chance
	Signature of Incorporator:	Name	Signature
	(attach additional page if more	2053 Pabco Road		Henderson	NV	89011
	than one Incorporator)	Address		City	State	Zip Code

7.	Certificate of Acceptance	I hereby accept appointment as Registered Agent for the above named corporation.
	of Appointment of Resident Agent:	/s/ Robert Chance
12/26/07
		Authorized signature of R.A. or On Behalf of R.A.Company			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State Form 78 Articles 2007
Revised on 01-01-07

  USE BLACK INK ONLY - DO NOT HIGHLIGHT                                                                                       ABOVE SPACE IS FOR OFFICE USE ONLY

Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775)684 5708 Website: secretaryofstate.biz
	Filed in the office of	Document Number
	/s/ Ross Miller	20070880168-10
Filing Date and Time 12/28/2007 8:57 AM
Ross Miller Secretary of State State of Nevada
Entity Number E0882072007-4
Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

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(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐and attach an 81/2” x 11” blank sheet containing the required Information for each additional entity.

National Automation Services, Inc.
Name of merging entity
	Colorado	Corporation
	Jurisdiction	Entity type*
National Automation Services, Inc.
Name of merging entity
	Nevada	Corporation
	Jurisdiction	Entity type*

Name of merging entity

	Jurisdiction	Entity type*

Name of merging entity

	Jurisdiction	Entity type*

and,
National Automation Services, Inc.
Name of surviving entity
	Nevada	Corporation
	Jurisdiction	Entity type*

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filling Fee: $350.00

This form must be accompanied by appropriate fees.	Nevada secretary of State AM Merger Page 1, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

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2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

		Attn:	Robert Chance

		c/o:	Intuitive System Solutions, Inc. 2053 Pabco Road Henderson, NV 89011

3)	(Choose one)

	☒	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

	☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check ☐and attach an 8 1/2” x 11” blank sheet containing the required Information for each additional entity):

	(a)	Owner’s approval was not required from
National Automation Services, Inc.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;
National Automation Services, Inc.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.			Nevada Secretary of State AM Merger Page 2, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of:

National Automation Services, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

National Automation Services, Inc.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of cash business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 3, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 4, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

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5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available, (NRS 92A.200)*:

None

6)	Location of Plan of Merger (check a or b):

	☐	(a) The entire plan of merger is attached;

or,
☒

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A, 200).

7)	Effective date (optional):	12/26/07

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A,180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent document of the surviving entity except that the name of the surviving entity may be changed.

**A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 5, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*
(if there are more than four merging entities, check box ☐and attach an 8%” x 11” blank sheet containing the required information for each additional entity.):

National Automation Services, Inc.
Name of merging entity
/s/ Robert Chance
		President, CEO	12/26/07
	Signature	Title	Date

Name of merging entity

	Signature	Title	Date

Name of merging entity

	Signature	Title	Date

Name of merging entity

	Signature	Title	Date

National Automation Services, Inc.
Name of merging entity
		President, CEO	12/27/07
	Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230), Additional signature blocks may be added to this page or as an attachment, as needed,

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 6, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 7

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Signature	Title	Date

Name of merging entity

Signature	Title	Date

National Automation Services, Inc.
Name of merging entity
/s/ Robert Chance
	President, CEO	12/27/07
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230), Additional signature blocks may be added to this page or as an attachment, as needed,

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Merger Page 2, 2007 Revised on 01/01/07

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Correction (PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

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Certificate of Correction
(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1.	The name of the entity for which correction is being made:
National Automation Services, Inc.
2.	Description of the original document for which correction is being made:
Articles of incorporation-20070880166-98
3.	Filing date of the original document for which correction is being made: 12/28/07
4.	Description of the inaccuracy or defect.
Number of shares with par value: 40,175,082
5.	Correction of the inaccuracy or defect.
Number of shares with par value: 50,000,000
6.	Signature:

/s/ Robert Chance
	CEO	4/28/08
Authorized Signature	Title*	Date

Authorized Signature

*If entity is a Corporation, it is a Corporation, it must be signed by an Officer if stock has been issued, OR an incorporator or Director if stock has not been issued; a Limited -Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM Correction 2007 Revised on 10/23/07

ROSS MILLER
Secretary of State 206 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
	Filed in the office of	Document Number
	/s/ Ross Miller	20080381010-63
Filing Date and Time 06/04/2008 9:00 AM
Ross Miller Secretary of State State of Nevada
Entity Number E0882072007-4
Certificate of Change Pursuant to NRS 78.209

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Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1.	Name of corporation:

National Automation Services, Inc.
2.	The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.	The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:
50,000,000.001
4.	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:
100,000,000.001
5.	The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

0
6.

The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

0

7.	Effective date of filing (optional):	6/4/08

(must not be later than 90 days after the certificates is filed)
8.	Officer Signature:	/s/ Robert Chance
Chief Executive Officer
		Signature	Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State AM 70.209.2007 Revised: 01/01/2007

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

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Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:

National Automation Services, Inc.
2.	The articles have been amended as follows: (provide article numbers, if available)

ARTICLE THREE is hereby deleted in its entirety and the following ARTICLE THREE is substituted in lieu thereof:

“Number of shares with par value: 200,000,000. Par value per share: $0.001. Number of shares without par value: None.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:     50.12%

4.	Effective date of filing: (optional)	December 8, 2008
(must not be later than 90 days after the certificate is filed)
5.	Signature: (required)
/s/ Robert Chance

Signature of Officer

*if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 7-1-08